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                                                        SIC CODE /       /
                                                        R/E CODE   /   /

             [logo] MERCANTILE-SAFE DEPOSIT & TRUST COMPANY

                            REVOLVING NOTE
                             (Commercial)

$20,000,000.00                                      Date:  August 11, 1999
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     In this Note, the Bank named above is hereinafter referred to as
"Bank." The Maker means each and all parties who sign below, whether one or more than one, and their obligations hereunder are joint and several.

     On or before   August 11, 2001     , the Maker promises to pay to the
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order of Bank $  20,000,000.00*********************************************
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(Twenty Million 00/100****************** U.S. Dollars), or so much thereof
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as Bank in its discretion has advanced or readvanced and is outstanding hereunder (being herein called "Principal Sum"), with interest as stated below on the Principal Sum. Bank has established a revolving line of credit for Maker from which Maker, subject to Bank's consent, may obtain one or more loans from time to time, with the aggregate unpaid Principal Sum of such loans actually advanced and remaining unpaid not to exceed the face amount of this Note. Advances and readvances hereunder remaining unpaid from time to time shall bear interest each day until paid at a daily periodic rate, calculated on the basis of a 360-day year, corresponding to an annual percentage rate equal to N/A 50 basis points above the 90-day
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Libor
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(being herein called the "Index").  The daily periodic interest rate will increase or decrease as the Index increases or decreases. Where Bank's Prime Rate is used as the Index, the "Prime Rate" is one of several rates set by Bank from time to time as an interest rate base for borrowings.

Bank may lend at rates above and below the Prime Rate. Interest shall be due and payable quarterly
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---------------------------------------------------------------------------.

     If Maker fails to pay any amount within 15 days after the date on which it is due, Maker agrees to pay a late charge of the greater of $2.00 or 5% of the delinquent amount. Additionally, any payment required to be made hereunder (including any payment of interest and/or principal) which is not made on the date that the same becomes due and payable shall continue as an obligation of the Maker until it is fully paid, and the Maker agrees in addition to pay, to the extent permitted by law, late interest thereon at a fluctuating rate, adjusted daily, equal to the interest rate otherwise applicable hereunder plus two and one-half percent (2-1/2%) per annum, such late interest to accrue from the date such overdue payment became due and payable until paid. All payments will be applied in any manner we choose except as otherwise required by applicable law. Generally, payments are applied first to interest due; second to principal due; third to late charges; fourth to any remaining interest and finally to the remaining principal.

     It is expressly stipulated and agreed that the loan evidenced by this
Note is a "commercial loan" as defined in the Commercial Law Article of the Annotate Code of Maryland.

     Maker covenants to provide Bank such financial information as Bank may request from time to time and authorizes Bank to make all inquiries it deems necessary to verify the accuracy of the information provided, to protect and maintain its assets in good condition and repair, free of all liens and encumbrances, to keep its assets insured against loss by fire, theft and other casualties as required by Bank in such amounts and by carriers satisfactory to Bank, not to dispose of any assets except in the ordinary course of business, and to pay all taxes and assessments when due.

     Advances and readvances hereunder may be prepaid in whole or in part. The fact that the balance hereunder may be reduced to zero from time to time will not affect the continuing validity of this Note, and the balance may be increased to the face amount of the Note after such reductions to zero. Bank in its discretion may make an advance which causes the principal balance to exceed the face amount of the Note and such excess shall be paid by the Undersigned upon demand with interest as provided above.


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     The Maker represents and warrants to the Bank that (a) the Maker is duly organized and existing and is in good standing under the laws of the State of Missouri and is duly licensed or qualified to do business in all
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jurisdictions wherein the nature of its business or the character of its properties requires such licensing or qualification; (b) the Maker has all requisite power and authority to execute this Note and to make the borrowings contemplated hereunder; (c) this Note is a legal, valid and binding obligation of the Maker, enforceable in accordance with its terms;
(d) there are no actions, suits or proceedings pending or, to the knowledge of the Maker, threatened against or affecting it which would prevent the Maker from executing this Note and performing its obligations hereunder;
(e) the Maker's performance under this Note shall not violate its organizational documents or any other material contract or material instrument to which the Maker is a party or by which the Maker is bound; and (f) since the date of any financial statements of the Maker provided to the Bank, except as specifically disclosed to the Bank in writing, there have been no material adverse changes in the condition, financial or otherwise, of the Maker nor any changes in the operations of the Maker except those occurring in the ordinary course of business.

     Each of the following events shall constitute a default hereunder:
(a) the breach of any representation in or the failure of any Obligor
(which term shall include each Maker, endorser, surety and guarantor of any of the Liabilities) to perform any covenant or agreement under any of the documents evidencing the Liabilities (which term shall include all obligations under this Note, and any renewals, extensions or modifications thereof, and all other obligations of any kind of Maker to Bank and to any other party to the extent of Bank's interest therein, now or hereafter existing, including liabilities to Bank of Maker as a member of any partnership or other group and whether incurred by Maker as principal or otherwise); (b) the death, default or incapacity of any Obligor; (c) the filing of any petition under the Federal Bankruptcy Code or any similar Federal or state statute, by or against any Obligor; (d) an application or the appointment of a receiver for, the making of a general assignment for the benefit of creditors by, or the insolvency of any Obligor; (e) commencement of any proceeding under any Federal or state statute or rule providing for the relief of debtors, composition of creditors, arrangement, reorganization, receivership liquidation or any similar event by or against any Obligor; (f) the entry of a judgment against any Obligor; (g) the issuing of any attachment or garnishment, or the filing of any lien, against any property of any Obligor;
(h) the suspension by any Obligor of the transaction of such Obligor's usual business; (i) the merger or consolidation of any corporate Obligor with any other corporation or the transfer, disposition or encumbrance of all or a substantial part of the assets of any Obligor; (j) if any Obligor misinformed or failed to inform Bank as to any matter which the Bank deems material to a Liability; or (k) the determination by an officer of Bank that an adverse change has occurred in the financial condition of any Obligor from the condition of such Obligor as heretofore most recently disclosed to Bank by a financial statement or in any other manner. If this
Note is payable upon demand, demand may be made whether or not an event of default has occurred.

     To secure payment of the Liabilities, Bank is hereby granted a lien and security interest in all property of any Obligor held now or hereafter by Bank in any capacity and upon the occurrence of any default hereunder Bank shall have the right, immediately and without further action by it to set-off against any of the Liabilities, all such property, and Bank shall be deemed to have exercised such right of set-off and to have made a charge against such property immediately upon the occurrence of such default even though such charge is made or entered subsequently on the books of Bank.

     A delay by Bank in exercising any right or remedy shall not constitute a waiver. A waiver of a default, right or remedy shall not constitute a waiver of a subsequent default, right or remedy. A single or partial exercise of a right or remedy shall not preclude or constitute a waiver of any unexercised right or remedy. Bank will not waive a default by accepting partial payment of any amount due. All rights and remedies hereunder and under applicable laws shall be cumulative. Every obligation of each Obligor is joint and several. Bank may exercise its rights against any collateral or Obligor without first having recourse against any other collateral or Obligor.

     Whenever any Obligor shall be in default hereunder, Bank at its option (1) may cure the default at Maker's expense; (2) may refuse to make further advances; (3) may declare any of the Liabilities immediately due and payable; and (4) may exercise any or all rights and remedies available to it under the documents evidencing the Liabilities and applicable law.

     Maker covenants to pay on demand, with interest until paid in full at the rate imposed upon principal therein, all expenses incurred by Bank, including legal fees, to cure any default herein, to enforce any provision of the Liabilities or to exercise any right or remedy.

     Each Obligor waives presentment, notice of dishonor, protest and all other demands and notices in connection with any of the Liabilities and with respect to any collateral and waives any right to trial by jury and further agrees that the courts of the State of Maryland shall have personal jurisdiction over it in any legal proceedings with respect to any of the Liabilities. Each Obligor without further notice assents to all extensions of the time of payment of any Liability or any other indulgence or modification of a Liability, to any substitution, exchange or release of collateral and to the addition or release of any Obligor, whether or not done for consideration, all without in any way affecting its obligation. Bank may unjustifiably and without reservation of rights impair any Obligor's recourse against another Obligor or collateral. Except when invalid or unenforceable by statute or otherwise, each and every Obligor authorizes any attorney designated by Bank to confess judgment in any Court of Record and authorizes Bank to instruct the clerk of any Court of Record to confess judgment against such Obligor at any time after this Note is due by its terms or upon default, for the unpaid balance of this Note and interest payable thereon, together with court costs and all other


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amounts payable to Bank pursuant hereto, including attorneys' fees of 20%
of the total sum due, provided, however, that any lien arising from such confession of judgment shall not without further proceedings, apply or attach to any real property as described in section 12-401 (i) of the Maryland Commercial Law Article as the same may be amended from time to time unless this is a loan to a corporation or a commercial loan in excess of $75,000.00.

     The Undersigned hereby authorizes the Bank to accept instructions by telephone from any Maker or a duly authorized representative of any Maker to make advances or receive a repayment hereunder. All advances made hereunder shall be credited to the Maker's deposit account with the Bank. The Maker agrees that the actual crediting of the sum of money so borrowed to the Maker's deposit account shall constitute conclusive evidence that the advance was made, and the failure of the Bank to forward to the Maker an advice of credit shall not affect the obligation of the Maker to repay such advance.

     This Note contains the full agreement of the parties and may be modified only by a writing executed by the party to be charged.

     This Note is executed and delivered the date above written as an instrument under Seal, specifically intending it to be a specialty and shall be governed by the Laws of the State of Maryland, including without limitation Title 12, Subtitle 1 of the Maryland Commercial Law Article.

     Notwithstanding anything in this Note to the contrary, if the Maker is an individual and the original principal amount of the loan evidenced hereby is not more than $15,000 ($75,000 if secured by owner-occupied, 1-4 family residential real estate), then such loan shall be governed by Title 12, Subtitle 9 of the Maryland Commercial Law Article. In such event; (a) the index shall be a rate or index external to the Bank as the Bank selects;
(b) interest shall be computed on the basis of a 365- rather than a 360-day year; (c) the default rate of interest provided for herein shall not apply; and (d) the confession of judgment provision contained herein shall not apply.

CORPORATIONS OR PARTNERSHIPS SIGN BELOW      INDIVIDUALS SIGN BELOW

Mississippi Valley Bancshares, Inc.                                  (SEAL)
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Name of Corporation or Partnership

By  /s/ Andrew N. Baur           (SEAL)                              (SEAL)
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          Chairman

By                               (SEAL)                              (SEAL)
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                            GUARANTY

     In consideration of the loan or forebearance evidenced by the foregoing Note, the undersigned (jointly and severally) absolutely and unconditionally guarantees to Bank and every subsequent holder of the Note (irrespective of its genuineness, validity, regularity or enforceability or any other circumstance) the prompt payment (not merely the collection) of the Note when due, according to its terms, which are incorporated herein, and as they may be modified subsequently by any extension or renewal, in whole or in part, any change in the interest rate or other term, or the exchange, assignment, extension, waiver, modification or surrender of any related right or security; and Bank and every subsequent holder of the Note at its option may proceed in the first instance against the undersigned to collect any obligation covered by this Guaranty, without first proceeding against any collateral or other Obligor.

     Any debt of any Maker to the undersigned, now or hereafter existing, is and shall be subordinated to the indebtedness and liability herein guaranteed. The undersigned agrees not to assert any right, directly or by subrogation, against any Maker or any assets securing payment of the indebtedness or liability herein guaranteed, so long as the debt evidenced by the foregoing Note is outstanding.

     This Guaranty is Executed and delivered on the date of the foregoing Note under Seal and specifically intending this to be a specialty, governed by the laws of the State of Maryland.

CORPORATIONS OR PARTNERSHIPS SIGN BELOW     INDIVIDUALS SIGN BELOW

                                                                     (SEAL)
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Name of Corporation or Partnership

By                               (SEAL)                              (SEAL)
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By                               (SEAL)                              (SEAL)
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